UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia

Georgia

(State or other jurisdiction of incorporation)

1-12080

0-28226

(Commission File Number)

58-1550675

58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 14, 2015, Post Properties, Inc. (the “Company”) and its operating partnership, Post Apartment Homes, L.P. (the “Operating Partnership”), entered into amendments to certain distribution agreements dated as of May 31, 2012 (the “Distribution Agreements”) related to the extension of an at-the-market (“ATM”) common equity program of the Company, with each of J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Cantor Fitzgerald & Co. and Mitsubishi UFJ Securities (USA), Inc. (collectively, the “Agents”), pursuant to which the Company may offer and sell, from time to time, through the Agents, as the Company’s agents, or to the Agents for resale, up to 4,000,000 shares of the Company’s common stock, par value $.01 per share (collectively, the “Amendments”).

Sales of shares, if any, under the Distribution Agreements and Amendments thereto may be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended. The Company has no obligation to sell any of the common shares, and may at any time terminate the Distribution Agreements and related Amendments.

The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items related to the ATM that are to be incorporated by reference into its Registration Statement on Form S-3ASR (Registration No. 333-207416). This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The Amendments are filed as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Amendments and the transactions contemplated thereby is qualified in its entirety by reference to Exhibits 1.1, 1.2, 1.3 and 1.4.

Item 9.01. Financial Statements and Exhibits.

Exhibit 1.1	Amendment to Distribution Agreement, dated October 14, 2015 among the Company, the Operating Partnership and J.P. Morgan Securities LLC.

Exhibit 1.2	Amendment to Distribution Agreement, dated October 14, 2015 among the Company, the Operating Partnership and Wells Fargo Securities, LLC.

Exhibit 1.3	Amendment to Distribution Agreement, dated October 14, 2015 among the Company, the Operating Partnership and Cantor Fitzgerald & Co.

Exhibit 1.4	Amendment to Distribution Agreement, dated October 14, 2015 among the Company, the Operating Partnership and Mitsubishi UFJ Securities (USA), Inc.

Exhibit 5.1	Opinion of King & Spalding LLP regarding the validity of the shares.

Exhibit 23.1	Consent of King & Spalding LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2015

POST PROPERTIES, INC.

By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2015

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

	By:	/s/ Christopher J. Papa
Christopher J. Papa
Executive Vice President and Chief Financial Officer

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